Exhibit 10.2

[WELLS FARGO]

as Master Servicer,

[ISSUER]

as Issuer

and

[INDENTURE TRUSTEE],

as Indenture Trustee

MASTER SERVICING AGREEMENT

Dated as of [DATE]

- i -

TABLE OF CONTENTS

(continued)

- ii -

TABLE OF CONTENTS

(continued)

Page

Section 9.04	Report on Assessment of Compliance and Attestation	39

Section 9.05	Indemnification; Remedies	40

EXHIBIT A – MORTGAGE LOAN SCHEDULE		A-1

EXHIBIT B – LIMITED POWER OF ATTORNEY		B-1

EXHIBIT C – FORM OF REQUEST FOR RELEASE		C-1

EXHIBIT D-1 – FORM OF FORM 10-K CERTIFICATION		D-1-1

EXHIBIT D-2 – FORM OF BACK-UP CERTIFICATION
	TO FORM 10-K CERTIFICATION	D-2-1

EXHIBIT E – SERVICING CRITERIA		E-1

- iii -

This Master Servicing Agreement, dated as of [DATE] (the “Agreement”), is among [WELLS FARGO], as master servicer (the “Master Servicer”), [ISSUER], as issuer (the “Issuer”), and [INDENTURE TRUSTEE], as indenture trustee (the “Indenture Trustee”).

WITNESSETH:

WHEREAS, pursuant to the terms of the Purchase Agreement (as defined herein), [SELLER], as seller (the “Seller”) will sell to SG Mortgage Securities, LLC, as purchaser (in such capacity, the “Purchaser”), the Mortgage Loans on the Closing Date, together with the Related Documents on the Closing Date;

WHEREAS, SG Mortgage Securities, LLC, as depositor (in such capacity, the “Depositor”), will sell the Mortgage Loans and assign all of its rights under the Purchase Agreement to the Issuer, together with the Related Documents on the Closing Date;

WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

WHEREAS, pursuant to the terms of this Agreement, [WELLS FARGO], as master servicer (the “Master Servicer”), will service the Mortgage Loans directly or through one or more Subservicers.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01     Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of [DATE] (the “Indenture”), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02     Other Definitional Provisions.

(a)	All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term “including” shall mean “including without limitation”; “or” shall include “and/or”; and the term “proceeds” shall have the meaning ascribed thereto in the UCC.

(d)	The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03     Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on a daily basis using a 365-day year. All calculations of interest on the Class A-[1] Notes shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. All calculations of interest on the Class A-[2] Notes and the Class A-[IO] Notes shall be made on the basis of a 30-day month and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

Representations and Warranties

Section 2.01     Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)

the Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of [                    ] and has the corporate power to own its assets and to transact the business in which it is currently engaged. The

Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect (not in the ordinary course of business) on the business, properties, assets, or condition (financial or other) of the Master Servicer;

(b)

the Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Master Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(c)

the Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(d)

the execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any material provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Articles of Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any material mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

(e)

no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Securities which in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(f)

[the Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and]

(g)

the servicing of the Mortgage Loans has at all times been conducted in material compliance with all applicable federal, state and local laws, rules and regulations, and there has been no material violation of any such laws, rules or regulations arising out of the servicing of the Mortgage Loans.

The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

Section 2.02     Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Master Servicer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)

the Issuer is a statutory trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

(b)

the execution and delivery by the Issuer of this Agreement and the performance by the Issuer of its obligations under this Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of statutory trusts. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

Section 2.03     Enforcement of Representations and Warranties. The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, or the Issuer, shall enforce the representations and warranties of the Seller pursuant to the Purchase Agreement. Upon the discovery by the Seller, the Depositor, the Master Servicer, the Indenture Trustee, the Enhancer, the Issuer, or the Custodian of a breach of any of the representations and warranties made by the Seller in the Purchase Agreement, in respect of any Mortgage Loan which materially and adversely affects the interests of the Securityholders or the Enhancer, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under the Custodial Agreement). The Master Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Purchase Agreement, the respective party either (i) cure such breach in all material respects within 90 days from the date such party was notified of such breach, or in the case of a breach which has the effect of making the Mortgage Loan fail to be a “qualified mortgage” within the meaning of Section 860G of the Internal Revenue Code, within 90 days after the discovery thereof by the Seller, the Depositor, the Master Servicer, the Indenture Trustee, the Enhancer, the Issuer or the Purchaser or (ii) purchase such Mortgage Loan from the Issuer at the price and in the manner set forth in Section 3.1(d) of the Purchase Agreement; provided, that the Seller shall, subject to the conditions set forth in the Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan, provided that such substitution occurs within two years following the Closing Date. In the event that the Seller elects to substitute one or more Eligible Substitute Loans pursuant to Section 3.1(d) of the Purchase Agreement, the Seller shall deliver to the Custodian or the Master Servicer, in accordance with the Purchase Agreement, with respect to such Eligible Substitute Loans, the original Mortgage Note, the Mortgage, and such other documents and agreements as are required by the Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to the Issuer and will be retained by the Master Servicer and remitted by the Master Servicer to such party on the next succeeding Payment Date except to the extent that a payment less than the applicable Monthly Payment has been received by the Issuer for such month in respect of the Mortgage Loan to be removed. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Loans and the Master Servicer shall promptly deliver the amended Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, against the Seller. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the Issuer shall assign to such party all of its right, title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Master Servicer shall notify the Custodian, and the Custodian shall deliver the Mortgage Notes to the Master Servicer, together with all relevant endorsements and assignments prepared by the Master Servicer that the Indenture Trustee shall execute.

ARTICLE III

Administration and Servicing of Mortgage Loans

Section 3.01     The Master Servicer.

(a)

The Master Servicer shall service and administer the Mortgage Loans in a manner generally consistent with the terms of the Program Guide and in a manner consistent with the terms of this Agreement and that shall be normal and usual in its general mortgage servicing activities and consistent with the manner in which it services all other Mortgage Loans in its servicing portfolio with characteristics similar to those of the Mortgage Loans. The Master Servicer shall have full power and authority, acting alone or through a Subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, for the performance of its duties and obligations hereunder in accordance with the terms hereof and the Program Guide. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and the Mortgaged

Properties. The Issuer, the Indenture Trustee and the Custodian, as applicable, shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. In addition, the Master Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a “credit score” from a credit repository. On the Closing Date, the Indenture Trustee shall deliver to the Master Servicer a limited power of attorney substantially in the form of Exhibit B hereto. [The Master Servicer is further authorized and empowered by the Issuer and the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns.] Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer, with no right of reimbursement.

Notwithstanding the foregoing, subject to Section 3.02(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder and cause either REMIC I, REMIC II, or REMIC III to fail to qualify as a REMIC under the Code or, except as provided in Section 11.01(f) of the Indenture, cause the imposition of a tax upon either of the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code).

If the Mortgage did not have a Lien senior to the related Mortgage Loan on the related Mortgaged Property as of the related Cut-Off Date, then the Master Servicer, in such capacity, may not consent to the placing of a Lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage had a Lien senior to the related Mortgage Loan on the related Mortgaged Property as of the related Cut-Off Date, then the Master Servicer, in such capacity, may not consent to the refinancing of such prior senior Lien.

The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Issuer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(b)

The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans. The Master Servicer shall provide notice to the Indenture Trustee upon entering into a Subservicing Agreement. References in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer and any amount actually received by such Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Master Servicer whether or not actually received by the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Master Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Mortgage Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Agreement. The Master Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Master Servicer’s rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Indenture Trustee, the Enhancer and the Securityholders, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

(c)	All other documents contained in the Mortgage File and any original documents relating to the Mortgage Loans not contained in the Mortgage File or delivered to the Custodian, if any, or the Indenture Trustee are and shall be held by the Master Servicer in trust as agent for the Indenture Trustee on behalf of the Noteholders.

Section 3.02     Collection of Certain Mortgage Loan Payments.

(a)

The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and generally consistent with the Program Guide, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities and consistent with the procedures the Master Servicer employs in servicing all other Mortgage Loans in the servicing portfolio with characteristics similar to those of the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing a Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided, that such arrangement is consistent with the Master Servicer’s policies with respect to home equity mortgage loans; and provided further, that notwithstanding such arrangement, such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate. The Master Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the Lien of the related Mortgage or the interests of the Securityholders or the Enhancer and the Master Servicer shall not grant any such waiver or extension that would have any such effect. Consistent with the terms of this Agreement, the Master Servicer may also:

(i)	waive, modify or vary any term of any Mortgage Loan;

(ii)	consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)	arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv)	forgive any portion of the amounts contractually owed under the Mortgage Loan;

(v)

capitalize past due amounts owed under the Mortgage Loan by adding any amounts in arrearage to the existing principal balance of the Mortgage Loan (a “Capitalization Workout”) which will result in an increased Monthly Payment amount, provided that: (A) the amount added to the existing principal balance of the Mortgage Loan (the “Capitalized Amount”) shall be no greater than five times the Mortgagor’s current

Monthly Payment amount; and (B) the Master Servicer shall not enter into a Capitalization Workout unless the CLTV of the Mortgage Loan prior to the Capitalization Workout equals or exceeds 80% and the Mortgagor has qualified for the Capitalization Workout under the Master Servicer’s servicing guidelines; or

(vi)	reset the maturity date for the Mortgage Loan, but in no event shall such reset date extend beyond the end of the Collection Period preceding the Final Payment Date;

or any combination of the foregoing, if in the Master Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Enhancer; provided, however, that the Master Servicer may not modify or permit any Subservicer to modify any Mortgage Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date of such Mortgage Loan) unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. The general terms of any waiver, modification, forgiveness, postponement or indulgence with respect to any of the Mortgage Loans will be included in the Servicing Certificate, and such Mortgage Loans will not be considered “delinquent” for the purposes of the Basic Documents so long as the Mortgagor complies with the terms of such waiver, modification, forgiveness, postponement or indulgence.

(b)

The Master Servicer shall establish a Custodial Account, which shall be an Eligible Account, titled “[ISSUER] Home Loan Asset-Backed Notes Series         ”, in which the Master Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Mortgage Loans received by it subsequent to or on the Cut-Off Date (other than in respect of the payments referred to in the following paragraph), within two Business Days following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

(i)	all payments of principal of or interest on the Mortgage Loans received or advanced by the Master Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

(ii)	the aggregate Repurchase Price of the Mortgage Loans purchased by the Master Servicer pursuant to Section 3.15 hereof;

(iii)	Net Liquidation Proceeds, net of any related Foreclosure Profit and all Subsequent Net Recovery Amounts;

(iv)

all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Purchase Agreement;

(v)	Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)	amounts required to be paid by the Master Servicer pursuant to Section 8.08 hereof;

provided, however, that with respect to each Collection Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period. Notwithstanding the foregoing, the Master Servicer may, in accordance with its normal servicing procedures, hold payments by a Mortgagor representing partial payments of a Monthly Payment that are not applied to principal or interest on the Mortgage Loans in a separate account, which shall be an Eligible Account, until such amounts are applied by the Master Servicer to principal or interest on the Mortgage Loans. At such time, the Master Servicer shall deposit such amounts into the Custodial Account and apply such amounts as payments of principal or interest on the Mortgage Loans, as applicable. The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by Mortgagors (such amounts to be retained as additional servicing compensation in accordance with Section 3.09 hereof), or amounts received by the Master Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Master Servicer shall retain all Foreclosure Profits as additional servicing compensation.

The Master Servicer, in its sole discretion, may deposit into the Custodial Account amounts representing installments of principal of or interest on Mortgage Loans that were delinquent as of the end of any Collection Period, provided that the Master Servicer reasonably believes that such amounts will be recoverable from Collections on the related Mortgage Loan. If the Master Servicer makes any such advances of delinquent principal and/or interest, the Master Servicer shall be entitled to reimburse itself by withdrawing from the Custodial Account, as provided herein, any amounts so advanced. The Master Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments (including obligations of the Master Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which investments shall mature not later than the Business Day preceding the next succeeding Payment Date, and which investments shall not be sold or disposed of prior to maturity. In addition, no such Permitted Investment shall be purchased at a price in excess of par. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

(c)	The Master Servicer shall require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Master

Servicer, in one or more accounts meeting the requirements of an Eligible Account, and shall require all such funds to be invested in Permitted Investments, unless all such collections are remitted on a daily basis to the Master Servicer for deposit into the Custodial Account.

Section 3.03     Withdrawals from the Custodial Account. The Master Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 hereof that are attributable to the Mortgage Loans for the following purposes:

(a)

on each Determination Date, the Master Servicer shall determine the aggregate amounts to be withdrawn from the Custodial Account and applied pursuant to Section 3.05(a) of the Indenture and, prior to the close of business on the Business Day prior to the related Payment Date (provided, however, that the Indenture Trustee shall not be required to invest any amounts deposited into the Note Payment Account after 1:00 p.m.), shall withdraw such amounts from the Custodial Account and deposit such amounts into the Note Payment Account to be distributed by the Paying Agent in accordance with and in the order or priority set forth in Section 3.05(a) of the Indenture for such Payment Date, in accordance with the Servicing Certificate;

(b)

to pay to itself from any monthly payments received from the Mortgagors, the amount of such payment that represents interest accrued on the related Mortgage Loan for any period prior to the Cut-Off Date;

(c)

to the extent deposited to the Custodial Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) that represent late recoveries of the payments for which such advances were made, or from related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

(d)

to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.09, an amount equal to the related Servicing Fee and the Recovery Fee (to the extent not retained pursuant to Section 3.02 or Section 3.07), and to pay to any Subservicer any subservicing fees not previously withheld by such Subservicer;

(e)

to the extent deposited in the Custodial Account, to pay to itself as additional servicing compensation any (i) interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01, and (ii) Foreclosure Profits (to the extent permitted by law);

(f)

to pay to itself or the related Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to such Seller, the Master Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

(g)	to withdraw any other amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.02;

(h)	to pay to the REMIC Administrator amounts reimbursable from the Custodial Account pursuant to Section 11.01(c) of the Indenture;

(i)

to pay to itself, with respect to any Mortgage Loan for which it has made an advance of delinquent principal and/or interest, any previously unreimbursed advances of such amounts theretofore made to the extent of receipts of late recoveries of such payments from the related Mortgagors, out of related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loans;

(j)

to reimburse itself for the amount of any investment earnings advanced prior to maturity pursuant to Section 3.17(c) or Section 5.01, to the extent not reimbursed from earnings received on the related investment at maturity;

(k)

at its option, for so long as it is the sole Certificateholder, to pay to itself from amounts otherwise required to be remitted to the Distribution Account in accordance with Section 3.05(a)(xiii) of the Indenture, all amounts payable to it as a Certificateholder on the related Payment Date; and

(l)

to reimburse itself for advances of delinquent principal and/or interest on a Mortgage Loan or other advances that are made pursuant to this Agreement that are not reimbursed pursuant to clauses (c) and (i) of this Section 3.03.

Since, in connection with withdrawals pursuant to clauses (c), (d), (f) and (i), the Master Servicer’s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Agreement that the Master Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Repurchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

Section 3.04     Maintenance of Hazard Insurance; Property Protection Expenses. To the extent permitted under the related Mortgage Note and Mortgage, and to the extent the Master Servicer receives notice that a hazard insurance policy has been cancelled, the Master Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Master Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. The Master Servicer shall use commercially reasonable efforts to monitor that hazard insurance is maintained as described in the previous sentence in the same manner as it would for mortgage loans in its own portfolio. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer’s normal servicing procedures) shall be deposited in the Custodial Account to the extent called for by Section 3.02 hereof. In cases in which any Mortgaged Property is located at any time during the life of a Mortgage Loan in a federally designated flood area, to the extent permitted under the related Mortgage Note and Mortgage, and to the extent the Master Servicer receives notice that the related flood insurance has been cancelled, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the related Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for such Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Master Servicer shall use commercially reasonable efforts to monitor such flood insurance as described in the previous sentence in the same manner as it would for mortgage loans in its own portfolio. The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Master Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as master servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05     Modification Agreements; Release of Lien.

The Master Servicer or the related Subservicer, as the case may be, shall be entitled to (a) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the related Mortgaged Properties (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Master Servicer) and (b) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of such Mortgaged Properties or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loans, that the security for, and the timely and full collectability of, such Mortgage Loans would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the CLTV for the related Mortgage Loan after such partial release does not exceed the CLTV for such Mortgage Loan as of the Cut-Off Date, and provided further that the Master Servicer and the Enhancer have received an Opinion of Counsel to the effect that such partial release will not result in an Adverse REMIC Event. Any fee collected by the Master Servicer or the related Subservicer for processing such request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

Section 3.06     Trust Estate; Related Documents.

(a)

When required by the provisions of this Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the Issuer’s or the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Issuer or the Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuer’s or the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b)

If from time to time any written assurance, assumption agreement or substitution agreement or other similar agreement shall be executed pursuant to Section 3.05 hereof, the Master Servicer shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies, with the Related Documents held by the Master Servicer.

(c)

Upon receipt of a Request for Release from the Master Servicer, substantially in the form of Exhibit C hereto, to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and such Mortgage Loan has been terminated or that substantially all Net Liquidation Proceeds that have been determined by the Master Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable, Net Liquidation Proceeds, the Custodian shall promptly release the Related Documents held by the Custodian to the Master Servicer. The Indenture Trustee shall execute such Related Documents, along with such documents as the Master Servicer or the related Mortgagor may request to evidence satisfaction and discharge of such Mortgage Loan, upon request of the Master Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer requests the Custodian to release Related Documents held by the Custodian and delivers to the Custodian a trust receipt reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Master Servicer, the Custodian shall release such Related Documents to the Master Servicer. If such Mortgage Loans shall be liquidated and the Custodian receives a certificate from the Master Servicer as provided above, then, upon request of the Master Servicer, the Custodian shall release the trust receipt to the Master Servicer.

Section 3.07     Realization Upon Defaulted Mortgage Loans; Loss Mitigation. With respect to any Mortgage Loan that comes into and continues in default, the Master Servicer shall decide whether to (i) foreclose upon the related Mortgaged Property, (ii) write off the unpaid Principal Balance thereof as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor), (v) permit a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (vi) arrange for a repayment plan, (vii) agree to a modification in accordance with this Agreement or (viii) take an unsecured note in each case subject to the rights of any related first Lien holder; provided, that in connection with the foregoing, if the Master Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Master Servicer shall not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided, that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Agreement. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase the related Net Liquidation Proceeds. In the event of a determination by the Master Servicer that any such expenditure previously made pursuant to this

Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03 above.

Notwithstanding any provision of this Agreement, a Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the Master Servicer to be received in connection therewith have been received; provided, however, that the Master Servicer may continue to pursue recovery of such Mortgage Loan and any subsequent collections, minus any Recovery Fee, with respect to any such Mortgage Loan shall be deposited into the Custodial Account. For purposes of determining the amount of any Net Liquidation Proceeds, Insurance Proceeds or other unscheduled collections, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with such Mortgage Loan.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, which shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Issuer until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as the related Mortgage Loan shall be considered to be an outstanding Mortgage Loan, it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

Any proceeds from foreclosure proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Net Liquidation Proceeds or Insurance Proceeds, shall be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with this Section 3.07; second, to pay the Master Servicer or the related Subservicer all Servicing Fees payable therefrom; third, to pay accrued and unpaid interest on such Mortgage Loan, at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Note Payment Account or Distribution Account; and fourth, as a recovery of principal on such Mortgage Loan. Any remaining amount shall constitute Foreclosure Profits.

In the event that the Trust acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf the Trust shall dispose of such Mortgaged Property as soon as practicable, giving due consideration to the interests of the Noteholders and the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II or REMIC III as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Indenture Trustee an Opinion of Counsel, addressed to the Indenture Trustee and the Master Servicer, to the effect that the holding by the Trust of such Mortgaged Property subsequent to such period will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.03. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II or REMIC III to the imposition of any federal income taxes on the income earned from such Mortgaged Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

Section 3.08     Issuer and Indenture Trustee to Cooperate. On or before each Payment Date, the Master Servicer will notify the Indenture Trustee or the Custodian, with a copy to the Issuer, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding Collection Period. Upon receipt of payment in full, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto and to cause the removal from the registration on the MERS® System of such Mortgage. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian shall, upon request of the Master Servicer and delivery to the Custodian, with a copy to the Issuer, of a Request for Release, in the form attached hereto as Exhibit C, signed by a Servicing Officer, release or cause to be released the related Mortgage Note to the Master Servicer. The Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Master Servicer to return such Mortgage Note to the Custodian (as specified in such receipt) when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, such trust receipt shall be released to the Master Servicer.

In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions of the Purchase Agreement, the Indenture Trustee or the Issuer shall, if so requested in writing by the Master Servicer, promptly execute an appropriate assignment in the form provided by the Master Servicer to assign such Mortgage Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto into the Custodial Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Mortgage Loan to the Indenture Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

In connection with the Issuer’s obligation to cooperate as provided in this Section 3.08 and all other provisions of this Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage Loans, the Indenture Trustee, as pledgee of the Mortgage Loans and as assignee of record of the Mortgage Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Master Servicer in connection therewith; provided, that if the Master Servicer requests a signature of the Indenture Trustee, on behalf of the Issuer, then the Master Servicer shall deliver to the Indenture Trustee an Officer’s Certificate stating that such signature is necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

Section 3.09     Servicing Compensation; Payment of Certain Expenses by Master Servicer. The Master Servicer shall be entitled to receive the Servicing Fee in accordance with Section 3.03 hereof as compensation for its services in connection with servicing the Mortgage Loans. Moreover, late payment charges and other receipts not required to be deposited in the Custodial Account as specified in Section 3.02 hereof shall be retained by the Master Servicer as additional servicing compensation. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders), including the fees and expenses of the Owner Trustee, Indenture Trustee and the Custodian, and shall not be entitled to reimbursement therefor.

Section 3.10     Annual Statement as to Compliance.

(a)

The Master Servicer will deliver to the Depositor and the Indenture Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, a servicer compliance certificate, signed by an authorized officer of the Master Servicer, as described in Item 1123 of Regulation AB, to the effect that:

(i)	A review of the Master Servicer’s activities during the reporting period and of its performance under this Agreement has been made under such officer’s supervision.

(ii)

To the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer’s duties hereunder if any such party fails to deliver such a certification.

(b)

The Master Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer’s Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

Section 3.11     Annual Independent Public Accountants’ Servicing Report. On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Depositor and the Indenture Trustee the attestation required under Item 1122(b) of Regulation AB. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12     Access to Certain Documentation and Information Regarding the Mortgage Loans. Whenever required by statute or regulation, the Master Servicer shall provide to the Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding Mortgagors, and the failure of the Master Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

Section 3.13     Maintenance of Certain Servicing Insurance Policies. The Master Servicer shall, during the term of its service as master servicer, maintain in force and effect (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents.

Each such policy or policies and fidelity bond shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, for Persons performing servicing for mortgage loans purchased by such entity.

Section 3.14     Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property. The Master Servicer shall prepare and deliver all federal and state information reports with respect to the Mortgage Loans when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in [            ], the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (a) on behalf of the Issuer, acquired an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (b) knew or had reason to know that any Mortgaged Property had been abandoned. The reports from the Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

Section 3.15     Optional Repurchase or Transfer of Mortgage Loans.

Notwithstanding any provision in Section 3.07 above to the contrary, the Master Servicer, at its option and in its sole discretion, may repurchase any Mortgage Loan delinquent in payment for a period of ninety (90) days or longer for a price equal to the Repurchase Price, provided that any such repurchase shall occur only during the 60-day period commencing on the first day of the next calendar month.

Section 3.16     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)

When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)	the Master Servicer shall not be deemed to be in default under this Section 3.16(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)

if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)

Subject to the Master Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3.16(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Indenture Trustee, or if an instrument of release signed by the Indenture Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Indenture Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a “significant modification” effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the Code, or (subject to Section 11.01(f) of the Indenture), result in the imposition of any tax on “prohibited transactions” or (ii) constitute “contributions” after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) such transaction will not adversely affect the coverage under any Required Insurance Policies, (B) the Mortgage Loan will fully amortize over the remaining term thereof, (C) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (D) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer’s or Subservicer’s good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Indenture Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Indenture Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

ARTICLE IV

Servicing Certificate

Section 4.01     Statements to Securityholders.

(a)

With respect to each Payment Date, on the Business Day following the related Determination Date, the Master Servicer shall forward the Servicing Certificate and a computer file containing mutually agreed upon loan level information to the Indenture Trustee, and the Indenture Trustee, pursuant to Section 3.26 of the Indenture, shall make such Servicing Certificate available to each Certificateholder, each Noteholder, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, with a copy to the Enhancer. The Servicing Certificate shall set forth the following information as to the Notes and Certificates, to the extent applicable:

(i)	the applicable Record Date, Determination Date and Payment Date;

(ii)	the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)	the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)	the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)

(a) the amount of such distribution to the Securityholders of such Class applied to reduce the Securities Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(vi)	the amount of such distribution to Holders of such Class of Securities allocable to interest;

(vii)

if the distribution to the Holders of such Class of Securities is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)

the aggregate Securities Balance of each Class of Securities and [the Senior Percentage] [each of the related Class CB and Class NB Percentages and Subordinate Class Percentage], before and after giving effect to the amounts distributed on such Payment Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)	the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Payment Date;

(x)	the weighted average Loan Rates of the Mortgage Loans after giving effect to the amounts distributed on such Payment Date;

(xi)

if applicable, the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount at the opening of business and as of the close of business on the applicable Payment Date and a description of any change in the calculation of those amounts;

(xii)	the percentage of the outstanding principal balances of the Senior Securities after giving effect to the distributions on that Payment Date;

(xiii)

the number and Pool Balance of the Mortgage Loans after giving effect to the distribution of principal on such Payment Date and the number of Mortgage Loans at the beginning and end of the preceding Collection Period;

(xiv)

on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(xv)	the aggregate amount of Realized Losses for such Payment Date;

(xvi)	any material modifications, extensions or waivers to the terms of the Mortgage Loans during the due period or that have cumulatively become material over time;

(xvii)	any material breaches of Mortgage loan representations or warranties or covenants in the Agreement.

(xviii)	[the Guaranteed Payment for such Payment Date, and the respective portions thereof allocable to principal and interest for the Insured Securities;]

(xix)

[the amount of any Certificate Insurance Payment made on such Payment Date, the amount of any reimbursement payment made to Insurer on such Payment Date pursuant to Section [    ] of the Indenture and the amount of Cumulative Insurance Payments after giving effect to any such Insurance Payment or any such reimbursement payment to the Insurer;]

(xx)	the related [Subordinate Principal Payment Amount and Prepayment Payment Percentage], if applicable;

(xxi)	the number, aggregate principal balance and book value of any REO Properties;

(xxii)	the aggregate accrued interest remaining unpaid, if any, for each Class of Securities, after giving effect to the distribution made on such Payment Date;

(xxiii)	the weighted average pool strip rate for such Payment Date and the Pass-Through Rate with respect to the [Interest Only] Certificates and each Subclass, if any, thereof;

(xxiv)

(a) [the number and principal amount of release agreements pursuant to Section [            ] entered into during the calendar year and since the Closing Date, stated separately, for the Mortgage Loans and, the aggregate outstanding principal amount of such release agreements expressed as a percentage of the Pool Balance with information provided separately with respect to all Unsecured Loans and (b) the number and principal amount of Capitalization Workouts pursuant to Section [            ] entered into since the Closing Date;]

(xxv)	[the Pass-Through Rates on the [Floater Certificates] [and Inverse Floater Certificates] for such Payment Date, separately identifying LIBOR for such Payment Date;]

(xxvi)	the Notional Amount with respect to each class of Interest Only Securities and each Subclass Notional Amount;

(xxvii)	[the occurrence of the Credit Support Depletion Date [and the Accretion Termination Date;]

(xxviii)	[the related Senior Accelerated Distribution Percentage applicable to such distribution;]

(xxix)	[the related Senior Percentage for such Payment Date;]

(xxx)	the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Indenture Trustee;

(xxxi)	[the amount, if any, to be paid by a Derivative Counterparty under a Derivative Contract;]

(xxxii)	whether or not a [Servicing Trigger] has occurred; and

(xxxiii)	[the amount of any payment made from the Reserve Fund on such Payment Date and the balance of the Reserve Fund after giving effect to such amounts.]

In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Note, as applicable, with a $xx,xxx denomination and per Certificate with a denomination equal to a xxx% Percentage Interest. In the case of information furnished pursuant to clause (iii) above for the Class A-IO Notes, the amount shall be expressed as an aggregate dollar amount with a $xxx,xxx,xxx denomination.

If a Servicing Default shall occur, on the Business Day following the related Determination Date, the Master Servicer shall forward to the Indenture Trustee, a statement to such effect, including the nature of such Servicing Default. The Indenture Trustee, pursuant to Section 3.26 of the Indenture, shall deliver or cause to be delivered by mail to each Certificateholder, each Noteholder, the Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, notice of such Servicing Default, including the nature of such Servicing Default. Such statement may be included in, or separate from, the regular statement sent to Securityholders.

The Indenture Trustee will make the Servicing Certificate (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders, and other parties to this Agreement via the Indenture Trustee’s internet website. The Indenture Trustee’s internet website shall initially be located at “www.ctslink.com”. Assistance in using the website can be obtained by calling the Indenture Trustee’s customer service desk at xxx-xxx-xxxx. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way the statements to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Indenture Trustee may require registration and the acceptance of a disclaimer in connection with access to its website.

(b)

The Master Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Note Payment Account and/or Distribution Account on the Business Day preceding the related Payment Date pursuant to Section 3.03 hereof. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be deemed to be presumptively correct for all purposes hereunder, and the Owner Trustee and the Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer’s written request, the Master Servicer shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Master Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

(c)

The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, prepare and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic reports, the Indenture Trustee shall timely provide to the Master Servicer (I) a list of Securityholders as shown on the Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Indenture Trustee, as trustee hereunder, or the Trust Estate that are received by the Indenture Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Indenture Trustee, have been submitted to a vote of the Securityholders, other than those matters that have been submitted to a vote of the Securityholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Indenture Trustee to make any distribution to the Securityholders as required pursuant to this Agreement. Neither the Master Servicer nor the Indenture Trustee shall have any liability with respect to the Master Servicer’s failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer’s inability or failure to obtain any information not resulting from the Master Servicer’s own negligence or willful misconduct

(d)	Any Form 10-K filed with the Commission in connection with this Section 4.01 shall include:

(i)

A certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit D-1 hereto or such other form as may be required or permitted by the Commission (the “Form 10-K Certification”), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)

A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the securities, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item 1122(a) of Regulation AB. The Master Servicer shall obtain from all other parties participating in the servicing function any required certifications.

(iii)

With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.11.

(iv)	The servicer compliance certificate required to be delivered pursuant Section 3.10.

(e)	In connection with the Form 10-K Certification, the Indenture Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit D-2.

(f)	This Section 4.01 may be amended in accordance with this Agreement without the consent of the Securityholders.

Section 4.02     Tax Returns and 1934 Act Reports

(a)

The Master Servicer will act as the Tax Matters Partner pursuant to the Trust Agreement and the Indenture and will perform the obligations of the Master Servicer set forth in Section 8.02 of the Trust Agreement and the obligations of the Tax Matters Partner set forth in Article XI of the Indenture.

(b)

The Master Servicer shall prepare all reports on behalf of the Trust Estate, including, but not limited to, all Forms 8-K, Forms 10-K and, when applicable, a Form 15 that are required under the Securities Exchange Act of 1934, as amended. The Master Servicer shall continue to file all Forms 8-K and Forms 10-K with respect to the Trust Estate until directed by the Depositor in writing to discontinue such filings.

ARTICLE V

Note Payment Account

Section 5.01     Note Payment Account. The Indenture Trustee shall establish and maintain an Eligible Account entitled “[INDENTURE TRUSTEE], as Indenture Trustee, for the benefit of the Securityholders, the Certificate Paying Agent and the Enhancer, pursuant to the Indenture, dated as of [DATE], between [ISSUER] and [INDENTURE TRUSTEE]” (the “Note Payment Account”). On each Payment Date, amounts on deposit in the Note Payment Account shall be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. The Indenture Trustee shall invest or cause the institution maintaining the Note Payment Account to invest the funds therein in Permitted Investments selected in writing by the Master Servicer and designated in the name of the Indenture Trustee, which investments shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date) and shall not be sold or disposed of prior to maturity. In addition, no such Permitted Investment shall be purchased at a price in excess of par. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Note Payment Account by the Master Servicer out of its own funds immediately as realized.

ARTICLE VI

The Master Servicer

Section 6.01     Liability of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

Section 6.02     Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

The Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, that the Person accepting such assignment or delegation shall be a Person qualified to service mortgage loans, is reasonably satisfactory to the Enhancer (provided, that such consent to assignment may not be unreasonably withheld), is willing to service the Mortgage Loans and executes and delivers to the Issuer (with a copy to the Enhancer) an agreement, in form and substance reasonably satisfactory to the Enhancer, that contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; and provided further, that no Rating Event will occur as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), if determined without regard to the Policy; and provided further, that the Owner Trustee shall receive an Opinion of Counsel to the effect that such assignment or delegation will not cause the Issuer to be treated as an association (or a publicly-traded partnership) taxable as a corporation for federal income tax purposes.

Section 6.03     Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 6.06(b) hereof, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer’s right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or 7.01 hereof with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04     Master Servicer Not to Resign. Subject to the provisions of Section 6.02 above, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (b) upon satisfaction of the following conditions: (i) the Master Servicer shall have proposed a successor servicer to the Issuer and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Issuer, the Indenture Trustee and the Enhancer; (ii) each Rating Agency shall have delivered a letter to the Issuer, the Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not cause a Rating Event, if determined without regard to the Policy; and (iii) such proposed successor servicer is reasonably acceptable to the Enhancer, as evidenced by a letter to the Issuer and the Indenture Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (a) above, the Indenture Trustee, as pledgee of the Mortgage Loans, shall have assumed the Master Servicer’s responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Mortgage Loans, shall have designated a successor servicer in accordance with Section 7.02 hereof. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 hereof as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Enhancer.

Section 6.05     Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, that agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01 hereof. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04 above.

Section 6.06     Payment of Indenture Trustee’s and Owner Trustee’s Fees and Expenses; Indemnification.

(a)

After the Closing Date, the Master Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust and, in the case of the Indenture Trustee, for so long as [WELLS FARGO] is the Master Servicer shall be as set forth in the letter agreement between the Indenture Trustee and the Master Servicer dated as of [DATE]) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Agreement, the Indenture or the Trust Agreement except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith. In addition, the Indenture Trustee shall be entitled to be reimbursed from the Master Servicer for all reasonable costs associated with the transfer of servicing from the predecessor servicer pursuant to Section 7.02 hereunder, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to service the Mortgage Loans properly and effectively.

(b)

The Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Indenture Trustee or the Owner Trustee, as the case may be, arising out of, or in connection with, the acceptance and administration of the Issuer and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending the Indenture Trustee or the Owner Trustee, as the case may be, against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document; provided that:

(i)

with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii)

while maintaining control over its own defense, the Issuer, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)

notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Master Servicer.

No termination of this Agreement or resignation or removal of the Indenture Trustee shall affect the obligations created by this Section 6.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Agreement.

ARTICLE VII

Default

Section 7.01     Servicing Default.

(a)

If a Servicing Default shall occur and be continuing, then, and in every such case, so long as a Servicing Default shall not have been remedied by the Master Servicer, either the Issuer, the Indenture Trustee, upon actual knowledge of the occurrence of a Servicing Default and with the consent of the Enhancer, or the Enhancer, by notice then given in writing to the Master Servicer, the Issuer and the Indenture Trustee, may terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination, and the Issuer, the Enhancer or the Indenture Trustee (with the consent of the Enhancer), may exercise any and all other remedies available at law or equity. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Enhancer and the Issuer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, subject to Section 7.02 hereof, as pledgee of the Mortgage Loans, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Issuer, the Enhancer and Indenture Trustee, as the case may be, in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Master Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Master Servicer in the Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans, the recordation of Assignments of Mortgages to the Indenture Trustee if MERS is not the mortgagee of a Mortgage Loan, and the delivery of Mortgage Files in its possession to the Indenture Trustee. All reasonable costs and expenses (including, but not limited to, attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

(b)

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Master Servicer’s rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.03 and 3.09 hereof as well as its Servicing Fee in respect thereof, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Notwithstanding the foregoing, a delay in or failure of performance under clause (i) or (ii) of the definition of Servicing Default, after the applicable grace periods specified therein, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement. The Master Servicer shall provide the Indenture Trustee, the Enhancer and the Securityholders with notice of any such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee, the Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02     Indenture Trustee to Act; Appointment of Successor.

(a)

On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 above or sends a notice pursuant to Section 6.04 hereof, the Indenture Trustee as pledgee of the Mortgage Loans shall itself become, or shall appoint an affiliate of the Indenture Trustee to become the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall immediately assume all of the obligations of the Master Servicer to make advances on Mortgage Loans under Section 3.02(b) hereof and will be subject to all other responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof as soon as practicable, but in no event later than 90 days after the Indenture Trustee becomes successor servicer. During such 90 day period, the Indenture Trustee, with the consent of the Enhancer, may require the Master Servicer being terminated to continue to perform such servicing responsibilities (other than making advances on the Mortgage Loans under Section 3.02(b) hereof) as the Indenture Trustee deems appropriate. In such event, the Master Servicer being terminated shall provide such services as directed by the Indenture Trustee until the earliest of the date the Indenture Trustee notifies such Master Servicer to discontinue providing such services, the date on which a successor servicer or the Indenture Trustee has assumed all responsibilities, duties and liabilities of the Master Servicer hereunder or the expiration of the 90 day period. The Master Servicer shall be entitled to the Servicing Fee hereunder for any period during which the Master Servicer is obligated to provide such services as if no termination of the Master Servicer had occurred. Nothing in this Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Master Servicer in its capacity as Seller under the Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Master Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Master Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any losses on any Permitted Investment directed by any other Master Servicer, or (v) be responsible for the representations and warranties of the Master Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the foregoing, if the Indenture Trustee is (x) unwilling to act as successor Master Servicer itself or to appoint an affiliate to become successor Master Servicer, or (y) legally unable so to act, the Indenture Trustee as pledgee of the Mortgage Loans may (in the situation described in clause (x)) or shall (in the situation described in clause (y)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that any such successor Master Servicer shall be acceptable to the Enhancer, as evidenced by the Enhancer’s prior written consent, which consent shall not be unreasonably withheld; and provided further, that the appointment of any such successor Master Servicer will not result in a Rating Event, if determined without regard to the Policy. Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the

Indenture Trustee itself shall act or appoint an affiliate to act in such capacity as provided above. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation that the Master Servicer would otherwise have received pursuant to Section 3.09 hereof (or such other compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer that may have arisen under this Agreement prior to its termination as Master Servicer (including the obligation to purchase Mortgage Loans pursuant to Section 3.01 hereof, to pay any deductible under an insurance policy pursuant to Section 3.04 hereof or to indemnify the Indenture Trustee pursuant to Section 6.06 hereof), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement and the requirements (including any notice requirements) of applicable law, as shall be necessary to effectuate any such succession. Notwithstanding the foregoing, the Indenture Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts or for failing to take any action that the Indenture Trustee is legally prohibited from taking by applicable law.

(b)

Any successor, including the Indenture Trustee, to the Master Servicer as servicer shall during its term as Master Servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.13 hereof and (iii) be bound by the terms of the Insurance Agreement.

(c)

Any successor Master Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

(d)

[In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS’

rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (d). The successor Master Servicer shall cause such assignment to be delivered to the Indenture Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.]

Section 7.03     Notification to Securityholders. Upon any termination of or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04 hereof, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

ARTICLE VIII

Miscellaneous Provisions

Section 8.01     Amendment. This Agreement may be amended from time to time by the parties hereto; provided, that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event, if determined without regard to the Policy, and a tax opinion to the effect that neither such amendment nor any action permitted by such amendment and not otherwise permitted by this Agreement will cause either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or give rise to the imposition of a tax on “prohibited transactions” of a REMIC, or prohibited contributions to a REMIC, on either REMIC I, REMIC II or REMIC III; and provided further, that the Enhancer and the Indenture Trustee shall consent thereto.

Section 8.02     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03     Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Master Servicer, [WELLS FARGO] [NAME AND ADDRESS], (b) in the case of the Enhancer, [ENHANCER NAME & ADDRESS], (c) in the case of Moody’s, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10001, (d) in the case of Standard & Poor’s, 55 Water Street, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, (e) in

the case of the Owner Trustee, [OWNER TRUSTEE NAME & ADDRESS], (f) in the case of the Issuer, [ISSUER] c/o the Owner Trustee at the address set forth in clause (e) above, and (g) in the case of the Indenture Trustee, at the Corporate Trust Office; or, with respect to each of the foregoing Persons, at such other address as shall be designated by such Person in a written notice to the other foregoing Persons. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Note Register or Certificate Register, as the case may be. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the related Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation, and the Indenture Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

Section 8.04     Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Securities or the rights of the Securityholders.

Section 8.05     Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Enhancer, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

Section 8.06     Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8.07     Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 8.08     Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans; Partial Redemption.

(a)

The respective obligations and responsibilities of the Master Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

(i)	the date on or before which the Indenture or the Trust Agreement is terminated, or

(ii)	the purchase by the Master Servicer from the Issuer of all Mortgage Loans and REO Property in accordance with Section 8.08(b) below.

(b)

The Master Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and REO Property if the Pool Balance as of any Payment Date is less than 10% of the Pool Balance as of the Cut-off Date (provided that a draw on the Policy would not occur as a result of such purchase and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and, in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement (and any unpaid Servicing Fee shall be deemed to have been paid at such time) plus any Interest Shortfall and interest owed thereon to the Noteholders.

If such right is exercised by the Master Servicer, the Master Servicer shall deposit the amount calculated pursuant to this Section 8.08(b) with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Master Servicer, the files pertaining to the Mortgage Loans being purchased. The Master Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the related Mortgage Loans are to be released to the Master Servicer, appropriate documents assigning each such Mortgage Loans from the Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

The Master Servicer shall send written notice to the Enhancer of its intent to exercise its right to purchase any of the Mortgage Loans pursuant to this Section 8.08(b).

Section 8.09     Certain Matters Affecting the Indenture Trustee. For all purposes of this Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10     Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Master Servicer, and the Owner Trustee and the Indenture Trustee assume no responsibility for the correctness thereof. The Owner Trustee and the Indenture Trustee make no representations as to the validity or sufficiency of this Agreement, of any Basic Document or Related Document, or of the Certificates (other than the signatures of the Owner Trustee and the Indenture Trustee on the Certificates) or the Notes. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including the compliance by the Depositor, the Sellers or the Master Servicer with any warranty or representation made under any Basic Document or the accuracy of any such warranty or representation, or any action of any person taken in the name of the Owner Trustee or the Indenture Trustee.

Section 8.11    No Petition. The Master Servicer and the Indenture Trustee, by entering into this Agreement, and the Securityholders, the Enhancer, the Owner Trustee and their respective successors and permitted assigns, by accepting the benefit of this Agreement, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy Proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, or any of the other Basic Documents.

ARTICLE IX

Compliance with Regulation AB

Section 9.01     Intent of the Parties; Reasonableness. The Depositor, the Indenture Trustee and the Master Servicer acknowledge and agree that the purpose of this Article IX is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the Master Servicer and the Indenture Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each of the Master Servicer and the Indenture Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Indenture Trustee and the Home Loans, or the servicing of the Home Loans, reasonably believed by the Depositor to be necessary in order to effect such compliance.

Section 9.02     Additional Representations and Warranties of the Indenture Trustee.

(a)

The Indenture Trustee shall be deemed to represent to the Depositor as of the date on which information is first provided to the Depositor under Section 9.03 that, except as disclosed in writing to the Depositor prior to such date: (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any act or failure to act of the Indenture Trustee; (ii) it has not been terminated as trustee in a securitization of home loans; (iii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this Agreement or any other Securitization Transaction; (iv) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (v) there are no affiliations, relationships or transactions relating to the Indenture Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement (each, a “Transaction Party”).

(b)

If so requested by the Depositor on any date following the date on which information is first provided to the Depositor under Section 9.03, the Indenture Trustee shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section 9.02 or, if any such representation and warranty is not accurate as of the date of such request or such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 9.03     Information to Be Provided by the Indenture Trustee.

(a)

If so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of Securities, the Indenture Trustee shall (i) notify the Depositor in writing of (A) any material litigation or governmental proceedings pending against the Indenture Trustee and (B) any affiliations or relationships that develop following the Closing Date between the Indenture Trustee and any Transaction Party, and (ii) provide to the Depositor a written description of such proceedings, affiliations or relationships.

(b)

In addition to such information as the Indenture Trustee is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, the Indenture Trustee shall provide such information reasonably available to the Indenture Trustee regarding the performance or servicing of the Home Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

Section 9.04     Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Indenture Trustee shall:

(a)

deliver to the Depositor a report (in form and substance reasonably satisfactory to the Depositor) regarding the Indenture Trustee’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Depositor and signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit E hereto; and

(b)

deliver to the Depositor a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05     Indemnification; Remedies.

(a)

The Indenture Trustee shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Securities or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)

(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided under this Article IX by or on behalf of the Indenture Trustee (collectively, the “Indenture Trustee Information”), or (B) the omission or alleged omission to state in the Indenture Trustee Information a material fact required to be stated in the Indenture Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Indenture Trustee Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Indenture Trustee Information or any portion thereof is presented together with or separately from such other information;

(ii)	any failure by the Indenture Trustee to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article IX; or

(iii)	any breach by the Indenture Trustee of a representation or warranty set forth in Section 9.02(a) or in a writing furnished pursuant to Section 9.02(b).

(b)

In the case of any failure of performance described in clause (ii) of this Section 9.05, the Indenture Trustee shall promptly reimburse the Depositor for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Indenture Trustee.

IN WITNESS WHEREOF, the Master Servicer, the Issuer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

[WELLS FARGO], as Master Servicer

By:
Name:
Title:

[ISSUER] as Issuer

By:	OWNER TRUSTEE, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[INDENTURE TRUSTEE], as Indenture Trustee

By:
Name:
Title:

Acknowledged and Agreed

solely with respect to Article IX:

SG MORTGAGE SECURITIES, LLC

By:
Name:
Title:

S-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE

[TO BE PROVIDED UPON REQUEST]

A-1

EXHIBIT B

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PREMISES:

That [INDENTURE TRUSTEE], as indenture trustee (the “Indenture Trustee”), under the indenture dated as of [DATE] (the “Indenture”), between [ISSUER] as issuer and the Indenture Trustee, a national banking association organized and existing under the laws of the United States of America, and having its principal office located at [INDENTURE TRUSTEE ADDRESS], hath made, constituted and appointed, and does by these presents make, constitute and appoint [                ], a corporation organized and existing under the laws of the [                ], its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the Mortgages securing a Mortgage Loan and the related Mortgage Notes for which the undersigned is acting as Indenture Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of such Mortgage Note secured by any such Mortgage) and for which [WELLS FARGO] is acting as Master Servicer pursuant to a Master Servicing Agreement dated as [DATE] (the “Master Servicing Agreement”).

This appointment shall apply to the following enumerated transactions only:

1.

The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of correcting the Mortgage to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the Lien of the Mortgage as insured.

2.

The subordination of the Lien of a Mortgage to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3.

With respect to a Mortgage, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

a.	The substitution of trustee(s) serving under a Mortgage, in accordance with state law and the Mortgage;

b.	Statements of breach or non-performance;

c.	Notices of default;

d.	Cancellations/rescissions of notices of default and/or notices of sale;

e.	The taking of a deed in lieu of foreclosure; and

f.	Such other documents and actions as may be necessary under the terms of the Mortgage or state law to expeditiously complete said transactions.

4.	The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.	The completion of loan assumption agreements.

6.	The full satisfaction/release of a Mortgage or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

7.

The assignment of any Mortgage and the related Mortgage Note, in connection with the repurchase of the Mortgage Loan secured and evidenced thereby or the removal of any Mortgage from the MERS® System or the re-recording of such mortgage in the name of MERS.

8.

The full assignment of a Mortgage upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

9.	The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of any modification pursuant to Section 3.01 of the Master Servicing Agreement.

10.	The execution of partial satisfactions/releases pursuant to Section 3.01 of the Master Servicing Agreement.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

[INDENTURE TRUSTEE], not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

STATE OF	)
) SS.
COUNTY OF	)

On this      day of [DATE], before me the undersigned, Notary Public of said State, personally appeared                 , personally known to me to be duly authorized officers of [INDENTURE TRUSTEE] that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of [INDENTURE TRUSTEE] therein named, and acknowledged to me such [INDENTURE TRUSTEE] executed the within instrument pursuant to its by-laws.

WITNESS my hand and official seal.

Notary Public in and for the

State of

After recording, please mail to:

Attn:

EXHIBIT C

FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:                 REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Master Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)	Mortgage Loan
Prepaid in Full	Mortgage Loan Repurchased

“We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Master Servicing Agreement.”

[WELLS FARGO]
Authorized Signature

***********************************************************************************************************

TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Master Servicing Agreement.

Enclosed Documents:                 [   ]         Mortgage Note

Name

Title

Date

C-1

EXHIBIT D-1

FORM OF FORM 10-K CERTIFICATION

I, [identify the certifying individual], certify that:

1.         I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the Exchange Act periodic reports) pursuant to the Master Servicing Agreement as of [DATE] (the “Agreement”), among [WELLS FARGO] (the “Master Servicer”), [ISSUER] (the “Trust”) and [INDENTURE TRUSTEE] (the “Trustee”) and acknowledged and agreed to by SG Mortgage Securities LLC.

2.         Based on my knowledge, Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.         Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.         I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the Agreement; and

5.         All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:

*
[Signature]
Name:
Title:

*	-to be signed by the senior officer in charge of the servicing functions of the Master Servicer

D-1-1

EXHIBIT D-2

FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

The undersigned, a Responsible Officer of [INDENTURE TRUSTEE] (the “Indenture Trustee”) certifies that:

(a)    The Indenture Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Master Servicing Agreement dated as of [DATE] (the “Agreement”) by and among [ISSUER], as Issuer, [WELLS FARGO], as Master Servicer, and the Indenture Trustee in accordance with the standards set forth therein.

(b)    The information listed below, provided by the Indenture Trustee to the Master Servicer pursuant to Section 4.01(c) of the Agreement, is accurate as of the last day of the [DATE] calendar year:

(i) a list of Noteholders as shown on the Note Register as of the end of such calendar year,

(ii) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Indenture Trustee, as trustee, or the Trust Estate that, to the actual knowledge of a Responsible Officer of the Indenture Trustee, have been received by the Indenture Trustee,

(iii) notice of all matters that, to the actual knowledge of a Responsible Officer of the Indenture Trustee, have been submitted to a vote of the Noteholders or Certificateholders, other than those matters that have been submitted to a vote of the Noteholders or Certificateholders at the request of the Depositor or the Master Servicer, and

(iv) notice of any failure of the Indenture Trustee to make any distribution to the Noteholders or Certificateholders as required pursuant to the Indenture or Trust Agreement, as applicable.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

IN WITNESS WHEREOF, I have duly executed this certificate as of [DATE].

By:
Name:
Title:

D-2-1

EXHIBIT E

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

✓
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	✓
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	✓
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.	✓
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	✓
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.	✓
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.	✓
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool assets documents are posted to the servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The servicer’s records regarding the pool asset agree with the servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.